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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDED REPORT

                     PURSUANT TO SECTION 13 pr 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of Report (date of earliest event reported)          January 24, 2000
                                                              ----------------

                        INTERUNION FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

       DELAWARE                         0-28638                  87-0520294
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    (State or other jurisdiction    (Commission File        (I.R.S. Employer
    Incorporation or organisation)        Number)            Identification No.)

       249 ROYAL PALM WAY, SUITE 301 H, PALM BEACH, FL              33480
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      (Address of principal executive offices)                   (Zip Code)

          (561) 820-0084                                      (561) 655-0146
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         (Issuer's telephone number)                (Issuer's Telecopier number)


ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective January 17, 2000, InterUnion Financial Corporation ("InterUnion" or the "Company") has retained Mintz & Partners LLP ("Mintz & Partners") of Toronto as its new certifying accountants. The decision to change accountants was recommended by InterUnion's Audit Committee and approved by InterUnion's Board of Directors.


The former certifying accountant, BDO Dunwoody LLP, stood for re-election. They provided quotation of the fee to audit the books of the Company for the fiscal year ending March 31, 2000. However, the former accountant's fee was significantly higher as compared to their fee for the last year and in comparison to the fee estimates provided by Mintz & Partners LLP. On January 17, 2000 the Company advised the former accountant of the decision of the Company's Board of Directors to elect the new certifying accountant for the fiscal year ending March 31, 2000.


The former certifying accountants' report on the financial statements for either of the past two years contained NO adverse opinion or disclaimer of opinion, or was not modified as to uncertainty, audit scope, or accounting principles.


The decision to change certifying accountants was recommended by the Company's Audit Committee and approved by InterUnion's Board of Directors.

There were NO disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

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Effective January 17, 2000, InterUnion engaged Mintz & Partners as its principal accountants. During the last two fiscal years and the subsequent interim period to the date hereof, InterUnion did not consult Mintz & Partners regarding any matter or events set forth in Item 304(a) (2) (i) and (ii) of Regulation S-B.


                                   SIGNATURES


In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.



                                            INTERUNION FINANCIAL CORPORATION



Date:             Nov. 17, 00               By: /s/     Georges Benarroch
         ---------------------------            --------------------------------
                                                    Georges Benarroch, Director


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                                  EXHIBIT INDEX

Exhibit No.       Description
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16                Letters re change of certifying accountant